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                                                                    EXHIBIT 10.2

                            FOURTH OMNIBUS AMENDMENT

            THIS FOURTH OMNIBUS AMENDMENT (this "Amendment"), dated as of September 20, 2004, is entered into by and among PULTE FUNDING, INC., as the borrower (the "Borrower") and as the buyer (the "Buyer"), PULTE MORTGAGE LLC ("Pulte Mortgage"), formerly known as Pulte Mortgage Corporation, as a seller (the "Seller") and the servicer (the "Servicer"), ATLANTIC ASSET SECURITIZATION CORP., as an issuer ("Atlantic"), CALYON NEW YORK BRANCH, successor in interest to Credit Lyonnais New York Branch, as a bank ("Calyon New York"), as a managing agent and as the administrative agent (the "Administrative Agent"), LLOYDS TSB BANK PLC, as a bank ("Lloyds"), DANSKE BANK A/S, Cayman Islands Branch, as a bank ("Danske"), BANK ONE, NA (MAIN OFFICE CHICAGO) and its successors, as a bank and as a managing agent ("Bank One"), JUPITER SECURITIZATION CORPORATION, as an issuer ("Jupiter"), and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent ("LaSalle"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

            WHEREAS, the Borrower, Atlantic, Jupiter, the Administrative Agent, Calyon New York, as a bank and as a managing agent, Bank One, Lloyds, and the Servicer entered into that certain Amended and Restated Loan Agreement, dated as of August 23, 2002 (the "Restated Loan Agreement");

            WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Amended and Restated Collateral Agency Agreement (the "Collateral Agency Agreement") and that certain Amended and Restated Security Agreement (the "Security Agreement"), each dated as of August 23, 2002;

            WHEREAS, the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 23, 2002, between the Seller and the Buyer (the "Repurchase Agreement");

            WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Restated Loan Agreement, the Collateral Agency Agreement, the Security Agreement, the Repurchase Agreement and the Transaction Documents collectively, the "Operative Documents");

            WHEREAS, certain of the Operative Documents were amended by that certain Omnibus Amendment among the parties thereto dated December 31, 2002;

            WHEREAS, certain of the Operative Documents were amended by that certain Second Omnibus Amendment among the parties thereto dated August 25, 2003;

            WHEREAS, certain of the Operative Documents were amended by that certain Third Omnibus Amendment among the parties thereto dated September 30, 2003; and

            WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.

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            NOW, THEREFORE, the parties agree as follows:

      Section 1. Amendments to the Loan Agreement.

            (a) The definition of "Advance" is hereby amended and restated in its entirety, as follows:

                  "Advance" means with respect to any Lender any amount
            disbursed by such Lender to the Borrower pursuant to Section 2.1 (or any conversion or continuation thereof).

            (b) The definition of "Advance Rate" is hereby amended by adding the words ", an Interest Only Loan" after the words "Second Lien Loan" in clause
(iii) thereof.

            (c) The definition of "Bank" is hereby amended and restated in its entirety, as follows:

                  "Bank" means each of Calyon New York, Bank One, Danske and
            Lloyds and each respective Eligible Assignee (as defined in the Restated Loan Agreement) that shall become a party to the Restated Loan Agreement pursuant to an Assignment and Acceptance.

            (d) The definition of "Bank Commitment" is hereby amended and restated in its entirety, as follows:

                  "Bank Commitment" means (a) with respect to Calyon New York,
            Danske, Lloyds and Bank One, in its capacity as a Bank, the amount set forth on Schedule I hereto, and (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Bank Commitment, in each case as such amount may be reduced by each Assignment and Acceptance entered into between such Bank and an Eligible Assignee, and as may be further reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Restated Loan Agreement shall (unless otherwise agreed by all the Banks) reduce ratably (or terminate) each Bank's Bank Commitment. At no time shall the aggregate Bank Commitments of all Banks exceed the Maximum Facility Amount.

            (e) The definition of "Collateral Value" is hereby amended in its entirety, and the following is substituted therefor:

                  "Collateral Value" means

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                  (A) with respect to each Eligible Mortgage Loan and at all times, an amount equal to the product of the Advance Rate for such Eligible Mortgage Loan multiplied by the least of:

                        (1) the lesser of the original principal amount of such
            Eligible Mortgage Loan or the acquisition price paid by Pulte Mortgage LLC on the closing and funding of such Eligible Mortgage Loan;

                        (2) for each Eligible Mortgage Loan, a ratable amount
            determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments, for all Eligible Mortgage Loans, as shown on the most recent Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and

                        (3) while a Default or Event of Default is continuing,
            or upon request of either of the Managing Agents at any other time, the Market Value of such Eligible Mortgage Loan; and

                  (B) with respect to the Collection Account, the balance of collected funds therein which is not subject to any Lien in favor of any Person other than the Lien in favor of the Administrative Agent for the benefit of the holders of the Obligations;

                  provided, however, that

                        (a) at any time, the portion of total Collateral Value
            that may be attributable to Jumbo Loans shall not exceed thirty-five percent (35%) of the Maximum Facility Amount;

                        (b) at any time, the portion of total Collateral Value
            that may be attributable to Super Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount;

                        (c) at any time, the portion of total Collateral Value
            that may be attributable collectively to No Income Or No Asset Loans and No Income And No Asset Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (d) below;

                        (d) at any time, the portion of total Collateral Value
            that may be attributable to Alt-A Loans shall not exceed fifteen percent (15%) of the Maximum Facility Amount;

                        (e) at any time, the portion of total Collateral Value
            that may be attributable collectively to Interest Only Loans shall not exceed, when aggregated with the portion of total Collateral Value

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            attributable to Alt-A Loans, twenty five percent (25%) of the
            Maximum Facility Amount;

                        (f) at any time, the portion of total Collateral Value
            that may be attributable to Mortgage Loans for which the Mortgage Notes have been withdrawn for correction pursuant to Section 3.5 of the Collateral Agency Agreement shall not exceed five percent (5%) of the Maximum Facility Amount, as determined in accordance with said Section 3.5 of the Collateral Agency Agreement;

                        (g) at any time, the portion of the total Collateral
            Value that may be attributable to any single Approved Investor listed on Schedule II pursuant to one or more Take-Out Commitments shall not exceed the concentration limit for such Approved Investor as set forth on Schedule II (as the same may be updated from time to time);

                        (h) at any time, the portion of total Collateral Value
            that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans (A) for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount or (B) for more than 180 days, or in the case of Interest Only Loans, for more than 60 days, shall be zero;

                        (i) a Mortgage Loan that ceases to be an Eligible
            Mortgage Loan shall have a Collateral Value of zero;

                        (j) at any time, (A) except the first five and last five
            Business Days of any month, the portion of total Collateral Value that may be attributable to Special Mortgage Loans with respect to which the related Principal Mortgage Documents have not been delivered to the Collateral Agent within nine (9) Business Days after the earlier of the date the Assignment was delivered to the Collateral Agent or, if different, the date of origination of the related Mortgage Loan shall not exceed thirty percent (30%) of the Maximum Facility Amount, and (B) during the first five and last five
            (5) Business Days of any month, the portion of total Collateral Value that may be attributable to Special Mortgage Loans with respect to which the related Principal Mortgage Documents have not been delivered to the Collateral Agent within nine (9) Business Days after the earlier of the date the Assignment was delivered to the Collateral Agent or, if different, the date of origination of the related Mortgage Loan shall not exceed fifty percent (50%) of the Maximum Facility Amount; and

                        (k) at any time, the portion of total Collateral Value
            that may be attributable to Second Lien Loans shall not exceed five percent (5%) of the Maximum Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (e) above.

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            (f) The definition of "Combined Facility Amount" is hereby deleted in its entirety, and all appearances of such term shall be revised to refer to "Maximum Facility Amount."

            (g) The following definition of "Danske" is hereby added after the definition of "CP Allocation":

                  "Danske" means Danske Bank A/S, Cayman Islands Branch.

            (h) The definition of "Eligible Mortgage Loan" is hereby amended by inserting the words "an Interest Only Loan," after the words "a Jumbo Loan," in paragraph (b) thereof, and by inserting the words "or in the case of an Interest Only Loan, within 10 days after its Mortgage Origination Date" before the semicolon in paragraph (m).

            (i) The following definition of "Interest Only Loan" is hereby added after the definition of "Indemnified Party":

                  "Interest Only Loan" means a Non-Conforming Loan with respect to which the Obligor's monthly payment consists only of interest payments and not any amount designed to amortize the outstanding principal amount of such Mortgage Loan.

            (j) The definition of "Issuer" is hereby amended and restated in its entirety, as follows:

                  "Issuer" means either of Atlantic and Jupiter.

            (k) The definition of "Lenders" is hereby amended and restated in its entirety, as follows:

                  "Lenders" means, collectively, the Issuers and the Banks.

            (l) The definition of "Mortgage Assets" is hereby amended and restated in its entirety, as follows:

                  "Mortgage Assets" means, collectively, all of the Mortgage
            Loans, including funds advanced for Mortgage Loans that ultimately fail to close, and all Take-Out Commitments.

            (m) The definition of "Non-Conforming Loan" is hereby amended by inserting the words "an Interest Only Loan," after the words "a Jumbo Loan," therein.

            (n) The definition of "Required Reserve Account Amount" is hereby amended and restated in its entirety, as follows:

                  "Required Reserve Account Amount" means, on any date, 0.50% of the Maximum Facility Amount on such date.

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            (o) The following definitions, and any and all references thereto, are hereby deleted in their entirety: "Annual Seasonal Extension Date," "Seasonal Advance," "Seasonal Availability," "Seasonal Bank," "Seasonal Bank Commitment," "Seasonal Bank Commitment Percentage," "Seasonal Borrowing," "Seasonal Drawdown Termination Date," "Seasonal Facility," "Seasonal Facility Amount," "Seasonal Facility Termination Date," "Seasonal Issuer," "Seasonal Period" and "Seasonal Lenders.

            (p) The following phrase is hereby deleted from the first sentence of Section 2.2: "or substantially in the form set forth in Exhibit E-3 (in the case of the Seasonal Lenders) hereto, in the Seasonal Facility Amount".

            (q) The third sentence of Section 2.3(a)(i) is hereby deleted in its entirety.

            (r) The following phrase is hereby deleted in its entirety from
Section 2.3(a)(ii): "or Seasonal Bank's Bank Commitment Percentage".

            (s) Section 2.3(c)(iii) is hereby amended and restated in its entirety, as follows:

                  Within nine (9) Business Days after the earlier of the date that each Assignment is delivered or, if different, the date of origination of the related Special Mortgage Loan (and inclusion of the related Special Mortgage Loan within the computation of Collateral Value as reported on the Collateral Agent Daily Report), to Collateral Agent, the Borrower shall deliver to the Collateral Agent the Principal Mortgage Documents pertaining to any Special Mortgage Loan identified on Schedule II of such Assignment; and

            (t) The first sentence of Section 2.3(d) is hereby amended by deleting the phrase "by the ninth Business Day".

            (u) Section 2.5(b) is hereby amended and restated in its entirety, as follows:

                  Mandatory Prepayments. The Borrower shall immediately make a mandatory prepayment on the Principal Debt owed to the Lenders if at any time, and to the extent that, (i) the Principal Debt owed to the Lenders exceeds the Maximum Facility Amount, or (ii) the Principal Debt exceeds the total Collateral Value of all Eligible Mortgage Collateral. The Borrower shall be liable for any Consequential Loss resulting from any such prepayment.

            (v) Section 2.7(c)(iii)(E) is hereby deleted in its entirety and replaced with the word "Reserved."

            (w) The following phrase is hereby deleted from the end of Section 2.15(a): "provided, however, that no Interest Period with respect to the Seasonal Facility shall extend beyond the end of each Seasonal Period."

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            (x) Section 2.20 is hereby deleted in its entirety.

            (y) Section 4.2(a)(i) is hereby amended to replace the reference to "4:00 pm" with "5:00 pm."

            (z) The following two sentences are inserted after the first sentence in Section 6.20:

                  The Borrower shall direct, via the closing instruction letter, each addressee title insurance company, agent or attorney to remit into the Collection Account any funds held in escrow for a Mortgage Loan that ultimately fails to close by the second Business Day after the originally scheduled closing date for such Mortgage Loan. In the absence of such remittance, the Borrower shall either (i) substitute for the subject Mortgage Loan a substantially similar Mortgage Loan or (ii) remit into the Collection Account, from its own funds, funds sufficient to repay funds advanced for the subject Mortgage Loan.

            (aa) Section 7.10 is hereby deleted in its entirety and replaced with the following:

                  If the Servicer is the Originator, the Servicer shall never permit its Adjusted Liabilities to exceed 12 times its Adjusted Net Worth.

            (bb) Section 8.1(bb) is hereby deleted in its entirety and replaced with the following:

                  the Originator's Net Worth shall be less than $30,000,000; or

            (cc) In Section 13.1, any reference to the Seasonal Issuer and the Seasonal Bank, including the specification of the names and addresses thereof, is hereby deleted in its entirety.

            (dd) Schedule I is hereby replaced in its entirety with Schedule I attached hereto.

            (ee) Exhibit C (Form of Borrowing Request) is hereby replaced in its entirety with Exhibit C attached hereto.

            (ff) Exhibit E-3 (Form of Promissory Note) is hereby deleted in its entirety.

            (gg) In Exhibit A to Exhibit F (Form of Servicer Monthly Report) each appearance of "9 Day Max" is hereby replaced with "nine (9) business days from the earlier of assignment or origination."

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

            (hh) All appearances of the following phrases are hereby deleted in their entirety, including appearances in parenthetical form: "and Seasonal Advances," "and Seasonal Facility Amount," "and the Seasonal Facility Amount," "and the Seasonal Facility Termination Date," "including a Seasonal Borrowing," "or Seasonal Bank," "or Seasonal Bank's," "or Seasonal Bank's Seasonal Bank Commitment," "or Seasonal Issuer," "other than the Seasonal Facility," and "other than the Seasonal Lenders."

            (ii) All appearances of "Credit Lyonnais New York Branch" and "CL New York" are hereby replaced with "Calyon New York Branch" and "Calyon New York," respectively.

            (jj) All references to "Pulte Mortgage Company" or "PMC" shall be understood to refer to Pulte Mortgage LLC.

      Section 2. Amendments to the Repurchase Agreement.

            (a) The definition of "Advance" is hereby amended and restated in its entirety, as follows:

                  "Advance" means with respect to any Lender any amount
            disbursed by such Lender to the Borrower pursuant to Section 2.1 of the Restated Loan Agreement (or any conversion or continuation thereof).

            (b) The definition of "Advance Rate" is hereby amended by adding the words ", an Interest Only Loan" after the words "Second Lien Loan" in clause
(iii) thereof.

            (c) The definition of "Bank" is hereby amended and restated in its entirety, as follows:

                  "Bank" means each of Calyon New York, Bank One, Danske and
            Lloyds and each respective Eligible Assignee (as defined in the Restated Loan Agreement) that shall become a party to the Restated Loan Agreement pursuant to an Assignment and Acceptance.

            (d) The definition of "Collateral Value" is hereby amended and restated in its entirety, as follows:

                  "Collateral Value" means

                  (A) with respect to each Eligible Mortgage Loan and at all times, an amount equal to the product of the Advance Rate for such Eligible Mortgage Loan multiplied by the least of:

                        (1) the lesser of the original principal amount of such
            Eligible Mortgage Loan or the acquisition price paid by Pulte Mortgage LLC on the closing and funding of such Eligible Mortgage Loan;

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                        (2) for each Eligible Mortgage Loan, a ratable amount
            determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments, for all Eligible Mortgage Loans, as shown on the most recent Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and

                        (3) while a Default or Event of Default is continuing,
            or upon request of either of the Managing Agents at any other time, the Market Value of such Eligible Mortgage Loan; and

                  (B) with respect to the Collection Account, the balance of collected funds therein which is not subject to any Lien in favor of any Person other than the Lien in favor of the Administrative Agent for the benefit of the holders of the Obligations;

                  provided, however, that

                        (a) at any time, the portion of total Collateral Value
            that may be attributable to Jumbo Loans shall not exceed thirty-five percent (35%) of the Maximum Facility Amount;

                        (b) at any time, the portion of total Collateral Value
            that may be attributable to Super Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount;

                        (c) at any time, the portion of total Collateral Value
            that may be attributable collectively to No Income Or No Asset Loans and No Income And No Asset Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (d) below;

                        (d) at any time, the portion of total Collateral Value
            that may be attributable to Alt-A Loans shall not exceed fifteen percent (15%) of the Maximum Facility Amount;

                        (e) at any time, the portion of total Collateral Value
            that may be attributable collectively to Interest Only Loans shall not exceed, when aggregated with the portion of total Collateral Value attributable to Alt-A Loans, twenty five percent (25%) of the Maximum Facility Amount;

                        (f) at any time, the portion of total Collateral Value
            that may be attributable to Mortgage Loans for which the Mortgage Notes have been withdrawn for correction pursuant to Section 3.5 of the Collateral Agency Agreement shall not exceed five percent (5%) of the Maximum Facility Amount, as determined in accordance with said Section 3.5 of the Collateral Agency Agreement;

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                        (g) at any time, the portion of the total Collateral
            Value that may be attributable to any single Approved Investor listed on Schedule II pursuant to one or more Take-Out Commitments shall not exceed the concentration limit for such Approved Investor as set forth on Schedule II (as the same may be updated from time to time);

                        (h) at any time, the portion of total Collateral Value
            that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans (A) for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount or (B) for more than 180 days, or in the case of Interest Only Loans, for more than 60 days, shall be zero;

                        (i) a Mortgage Loan that ceases to be an Eligible
            Mortgage Loan shall have a Collateral Value of zero;

                        (j) at any time, (A) except the first five and last five
            Business Days of any month, the portion of total Collateral Value that may be attributable to Special Mortgage Loans with respect to which the related Principal Mortgage Documents have not been delivered to the Collateral Agent within nine (9) Business Days after the earlier of the date the Assignment was delivered to the Collateral Agent or, if different, the date of origination of the related Mortgage Loan shall not exceed thirty percent (30%) of the Maximum Facility Amount, and (B) during the first five and last five
            (5) Business Days of any month, the portion of total Collateral Value that may be attributable to Special Mortgage Loans with respect to which the related Principal Mortgage Documents have not been delivered to the Collateral Agent within nine (9) Business Days after the earlier of the date the Assignment was delivered to the Collateral Agent or, if different, the date of origination of the related Mortgage Loan shall not exceed fifty percent (50%) of the Maximum Facility Amount; and

                        (k) at any time, the portion of total Collateral Value
            that may be attributable to Second Lien Loans shall not exceed five percent (5%) of the Maximum Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (e) above.

            (e) The definition of "Combined Facility Amount" is hereby deleted in its entirety, and all appearances of such term shall be revised to refer to "Maximum Facility Amount."

            (f) The following definition of "Danske" is hereby added after the definition of "Conforming Loan":

                  "Danske" means Danske Bank A/S, Cayman Islands Branch.

            (g) The definition of "Eligible Mortgage Loan" is hereby amended by inserting the words "an Interest Only Loan," after the words "a Jumbo Loan," in paragraph (b) thereof, and by inserting the words "or in the case of an Interest Only Loan, within 10 days after its Mortgage Origination Date" before the semicolon in paragraph (m).

            (h) The following definition of "Interest Only Loan" is hereby added after the definition of Indemnified Party:

                  "Interest Only Loan" means a Non-Conforming Loan with respect to which the Obligor's monthly payment consists only of interest payments and not any amount designed to amortize the outstanding principal amount of such Mortgage Loan.

            (i) The definition of "Issuer" is hereby amended and restated in its entirety, as follows:

                  "Issuer" means either of Atlantic or Jupiter.

            (j) The definition of "Lenders" is hereby amended and restated in its entirety, as follows:

                  "Lenders" means, collectively, the Issuers and the Banks.

            (k) The definition of "Mortgage Assets" is hereby amended and restated in its entirety, as follows:

                  "Mortgage Assets" means, collectively, all of the Mortgage
            Loans, including funds advanced for Mortgage Loans that ultimately fail to close, and all Take-Out Commitments.

            (l) The definition of "Non-Conforming Loan" is hereby amended by inserting the words "an Interest Only Loan," after the words "a Jumbo Loan," therein.

            (m) The following definitions, and any and all references thereto, are hereby deleted in their entireties: "Seasonal Bank," "Seasonal Facility," "Seasonal Facility Amount," "Seasonal Issuer," "Seasonal Period" and "Seasonal Lenders."

            (n) Section 5.19 is hereby deleted in its entirety and replaced with the following:

                  The Seller's Net Worth shall never be less than $30,000,000.

            (o) Section 5.22 is hereby deleted in its entirety and replaced with the following:

                  The Seller shall not permit its Adjusted Liabilities to exceed
            12 times its Adjusted Net Worth.

            (p) Section 5.23 is hereby amended by replacing each occurrence of the phrase "within nine (9) Business Days after the date of transfer hereunder of any Special

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Mortgage Loan from the Seller" with the phrase "within nine (9) Business Days after the earlier of the date of transfer hereunder of any Special Mortgage Loan from the Seller or, if different, the date of origination of such Special Mortgage Loan".

            (q) All appearances of "Credit Lyonnais New York Branch" and "CL New York" are hereby replaced with "Calyon New York Branch" and "Calyon New York," respectively.

            (r) All references to "Pulte Mortgage Company" or "PMC" shall be understand to refer to Pulte Mortgage LLC.

      Section 3. Amendments to the Collateral Agency Agreement.

            (a) The definition of "Advance" is hereby amended and restated in its entirety, as follows:

                  "Advance" means with respect to any Lender any amount
            disbursed by such Lender to the Borrower pursuant to Section 2.1 of the Restated Loan Agreement (or any conversion or continuation thereof).

            (b) The definition of "Advance Rate" is hereby amended by adding the words ", an Interest Only Loan" after the words "Second Lien Loan" in clause
(iii) thereof.

            (c) The definition of "Banks" is hereby amended and restated in its entirety, as follows:

                  "Banks" means Calyon New York, Danske, Bank One and Lloyds and each respective Eligible Assignee that shall become a party to the Restated Loan Agreement pursuant to an Assignment and Acceptance.

            (d) The definition of "Collateral Value" is hereby amended and restated in its entirety, as follows:

                  "Collateral Value" means

                  (A) with respect to each Eligible Mortgage Loan and at all times, an amount equal to the product of the Advance Rate for such Eligible Mortgage Loan multiplied by the least of:

                        (1) the lesser of the original principal amount of such
            Eligible Mortgage Loan or the acquisition price paid by Pulte Mortgage LLC on the closing and funding of such Eligible Mortgage Loan;

                        (2) for each Eligible Mortgage Loan, a ratable amount
            determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments, for all Eligible Mortgage Loans, as shown on the most recent Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and

                        (3) while a Default or Event of Default is continuing,
            or upon request of either of the Managing Agents at any other time, the Market Value of such Eligible Mortgage Loan; and

                  (B) with respect to the Collection Account, the balance of collected funds therein which is not subject to any Lien in favor of any Person other than the Lien in favor of the Administrative Agent for the benefit of the holders of the Obligations;

                  provided, however, that

                        (a) at any time, the portion of total Collateral Value
            that may be attributable to Jumbo Loans shall not exceed thirty-five percent (35%) of the Maximum Facility Amount;

                        (b) at any time, the portion of total Collateral Value
            that may be attributable to Super Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount;

                        (c) at any time, the portion of total Collateral Value
            that may be attributable collectively to No Income Or No Asset Loans and No Income And No Asset Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (d) below;

                        (d) at any time, the portion of total Collateral Value
            that may be attributable to Alt-A Loans shall not exceed fifteen percent (15%) of the Maximum Facility Amount;

                        (e) at any time, the portion of total Collateral Value
            that may be attributable collectively to Interest Only Loans shall not exceed, when aggregated with the portion of total Collateral Value attributable to Alt-A Loans, twenty five percent (25%) of the Maximum Facility Amount;

                        (f) at any time, the portion of total Collateral Value
            that may be attributable to Mortgage Loans for which the Mortgage Notes have been withdrawn for correction pursuant to Section 3.5 of the Collateral Agency Agreement shall not exceed five percent (5%) of the Maximum Facility Amount, as determined in accordance with said Section 3.5 of the Collateral Agency Agreement;

                        (g) at any time, the portion of the total Collateral
            Value that may be attributable to any single Approved Investor listed on Schedule II pursuant to one or more Take-Out Commitments shall not exceed the concentration limit for such Approved Investor as set forth on Schedule II (as the same may be updated from time to time);

                        (h) at any time, the portion of total Collateral Value
            that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans (A) for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount or (B) for more than 180 days, or in the case of Interest Only Loans, for more than 60 days, shall be zero;

                        (i) a Mortgage Loan that ceases to be an Eligible
            Mortgage Loan shall have a Collateral Value of zero;

                        (j) at any time, (A) except the first five and last five
            Business Days of any month, the portion of total Collateral Value that may be attributable to Special Mortgage Loans with respect to which the related Principal Mortgage Documents have not been delivered to the Collateral Agent within nine (9) Business Days after the earlier of the date the Assignment was delivered to the Collateral Agent or, if different, the date of origination of the related Mortgage Loan shall not exceed thirty percent (30%) of the Maximum Facility Amount, and (B) during the first five and last five
            (5) Business Days of any month, the portion of total Collateral Value that may be attributable to Special Mortgage Loans with respect to which the related Principal Mortgage Documents have not been delivered to the Collateral Agent within nine (9) Business Days after the earlier of the date the Assignment was delivered to the Collateral Agent or, if different, the date of origination of the related Mortgage Loan shall not exceed fifty percent (50%) of the Maximum Facility Amount; and

                        (k) at any time, the portion of total Collateral Value
            that may be attributable to Second Lien Loans shall not exceed five percent (5%) of the Maximum Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (e) above.

            (e) The definition of "Combined Facility Amount" is hereby deleted in its entirety, and all appearances of such term shall be revised to refer to "Maximum Facility Amount."

            (f) The following definition of "Danske" is hereby added to Exhibit D-1 after the definition of "Conforming Loan":

                  "Danske" means Danske Bank A/S, Cayman Islands Branch.

            (g) The definition of "Eligible Mortgage Loan" is hereby amended by inserting the words "an Interest Only Loan," after the words "a Jumbo Loan," in paragraph (b) thereof, and by inserting the words "or in the case of an Interest Only Loan, within 10 days after its Mortgage Origination Date" before the semicolon in paragraph (m).

            (h) The following definition of "Interest Only Loan" is hereby added after the definition of Indemnified Party:

                  "Interest Only Loan" means a Non-Conforming Loan with respect to which the Obligor's monthly payment consists only of interest payments and not any amount designed to amortize the outstanding principal amount of such Mortgage Loan.

            (i) The definition of "Issuers" is hereby amended and restated in its entirety, as follows:

                  "Issuers" means Atlantic and Jupiter.

            (j) The definition of "Lenders" is hereby amended and restated in its entirety, as follows:

                  "Lenders" means, collectively, the Issuers and the Banks.

            (k) The definition of "Non-Conforming Loan" is hereby amended by inserting the words "an Interest Only Loan," after the words "a Jumbo Loan," therein.

            (l) The following definitions, and any and all references thereto, are hereby deleted in their entireties: "Seasonal Bank," "Seasonal Facility," "Seasonal Facility Amount," "Seasonal Issuer," "Seasonal Lenders" and "Seasonal Period."

            (m) Section 3.6(b) is hereby amended by replacing the phrase "Within nine (9) Business Days after the date that each Assignment is delivered" with the phrase "Within nine (9) Business Days after the earlier of the date that each Assignment is delivered or, if different, the date of origination of the related Special Mortgage Loan)".

            (n) Section 3.7(a)(ii) is hereby amended and restated in its entirety, as follows:

                  The information supplied by the Borrower to the Collateral
            Agent, whether written or in any other form acceptable to the Collateral Agent, with respect to a determination as to whether amounts received in the Collection Account represent the purchase price paid for a specific Mortgage Loan or funds deposited to the Collection Account as a result of a Mortgage Loan's failure to close, and, consequently, whether the Collateral Value of such Mortgage Loan or failed Mortgage Loan should be removed from such calculation;

            (o) The first paragraph of Exhibit D-4 (Form of Assignment) is hereby amended by replacing the phrase "within 9 Business Days" with the phrase "within 9

Business Days of the earlier of the date hereof or, if different, the date of origination of the related Mortgage Loan".

            (p) All appearances of the following phrases are hereby deleted in their entireties: "or the Seasonal Facility Amount" and "or new Seasonal Facility Amount."

            (q) All appearances of "Credit Lyonnais New York Branch" and "CL New York" are hereby replaced with "Calyon New York Branch" and "Calyon New York," respectively.

            (r) All references to "Pulte Mortgage Company" or "PMC" shall be understand to refer to Pulte Mortgage LLC.

      Section 4. Amendment to the Security Agreement.

            (a) The following phrase is added to the end of paragraph (a) of the definition of "Collateral": ", and any and all funds advanced with respect to a Mortgage Loan, which Mortgage Loan ultimately fails to close".

            (b) All appearances of "Credit Lyonnais New York Branch" and "CL New York" are hereby replaced with "Calyon New York Branch" and "Calyon New York," respectively.

      Section 5. Operative Documents in Full Force and Effect as Amended.

            Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

      Section 6. Miscellaneous.

            (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

            (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

            (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

            (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

            IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      PULTE FUNDING, INC.,
                                      as the Borrower and the Buyer

                                      By: /s/ David M. Bruining
                                        ----------------------------------------
                                        Name:
                                        Title: Senior Vice President

                                      PULTE MORTGAGE LLC,
                                      as the Servicer and the Seller

                                      By: /s/ John D'Agostino
                                        ----------------------------------------
                                        Name:
                                        Title: Vice President

                                      CALYON NEW YORK BRANCH,
                                      successor in interest to Credit Lyonnais
                                      New York Branch, as a Bank, as a
                                      Managing Agent and as the Administrative
                                      Agent

                                      By: /s/ David C. Fink
                                        ----------------------------------------
                                        Name:
                                        Title: Managing Director

                                      {Signatures continue on next page.}

                                    ATLANTIC ASSET SECURITIZATION CORP.,
                                    as an Issuer

                                    By: Calyon New York Branch, successor in
                                    interest to Credit Lyonnais New York
                                    Branch, as Attorney-In-Fact

                                        By: /s/ David C. Fink
                                          ------------------------------
                                          Name:
                                          Title: Managing Director

                                    LLOYDS TSB BANK PLC,
                                    as a Bank

                                    By: /s/ Ian Dimmock   /s/ Michelle White
                                      ----------------------------------------
                                      Name:
                                      Title: Vice President Asst. Vice President

                                    DANSKE BANK A/S, Cayman Islands Branch,
                                    as a Bank

                                    By: /s/ Gavin Rees  /s/ Kim Duch Nielsen
                                      ------------------------------------------
                                      Name:
                                      Title: Vice President     Vice President

                                    BANK ONE, NA (MAIN OFFICE CHICAGO),
                                    as a Bank and as a Managing Agent

                                    By: /s/ Daniel J. Clark, Jr.
                                      ------------------------------------------
                                      Name:
                                      Title: Managing Director

                                    {Signatures continue on next page.}

                                        JUPITER SECURITIZATION CORPORATION,
                                        as an Issuer

                                        By: /s/ Daniel J. Clarke, Jr.
                                          --------------------------------------
                                          Name:
                                          Title: Managing Director

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as the Collateral Agent

                                        By: /s/ Mark J. Jerva
                                          --------------------------------------
                                          Name:
                                          Title: Vice President

                                   SCHEDULE I

                        BANK COMMITMENTS AND PERCENTAGES

                                                                                Bank Commitment
                    Bank                                      Bank Commitment     Percentage
                    ----                                      ---------------     ----------
            CALYON NEW YORK BRANCH*                           $   125,000,000       22.73%

       BANK ONE, NA (MAIN OFFICE CHICAGO)**                   $   250,000,000       45.45%

             LLOYDS TSB BANK PLC*                             $    75,000,000       13.64%

   DANSKE BANK A/S, Cayman Islands Branch*                    $   100,000,000       18.18%

*  Part of the Calyon New York Group, related to Atlantic.

** Part of the Bank One Group, related to Jupiter.

                                    EXHIBIT C

                            FORM OF BORROWING REQUEST

TO:   CALYON NEW YORK BRANCH,
      as Administrative Agent and a Managing Agent under the Restated Loan Agreement referred to below

      BANK ONE TRUST COMPANY, N.A.
      (MAIN OFFICE CHICAGO), as a Managing
      Agent under the Restated Loan Agreement
      referred to below

      LASALLE BANK NATIONAL ASSOCIATION,
      as the Collateral Agent under the Restated Loan
      Agreement referred to below

            1. Pulte Funding Inc. hereby requests a Borrowing (the "Requested Borrowing") in the amount and on the Borrowing Date herein specified on Schedule I attached hereto, pursuant to the Amended and Restated Loan Agreement dated as of August 23, 2002, among PULTE FUNDING, INC., as the Borrower (hereinafter, together with its successors and assigns, the "Borrower"), ATLANTIC ASSET SECURITIZATION CORP., as an Issuer (hereinafter, together with its successors and assigns, "Atlantic"), JUPITER SECURITIZATION CORPORATION, as an Issuer (hereinafter, together with its successors and assigns, "Jupiter") CALYON NEW YORK BRANCH, successor in interest to Credit Lyonnais New York Branch (hereinafter, together with its successors and assigns, "Calyon New York"), as a Bank, the Administrative Agent and a Managing Agent, BANK ONE, NA (MAIN OFFICE CHICAGO) (hereinafter, together with its successors and assigns, "Bank One"), as a Bank and as a Managing Agent, LLOYDS TSB BANK PLC, as a Bank (hereinafter, together with its successors and assigns, "Lloyds"), DANSKE BANK A/S, Cayman Islands Branch, as a Bank (hereinafter, together with its successors and assigns, "Danske"), and PULTE MORTGAGE LLC, formerly known as Pulte Mortgage Corporation, as the Servicer (hereinafter, together with its successors and assigns, "PM") (such agreement, as from time to time supplemented, amended, restated or extended, the "Restated Loan Agreement"). Capitalized terms used and not otherwise defined herein have the meanings given thereto in the Restated Loan Agreement.

      2. The undersigned officer of the Borrower hereby represents and warrants for the benefit of the Lenders and the Agent that:

      (1) The Borrower is entitled to receive the Requested Borrowing under the terms and conditions of the Restated Loan Agreement (and pursuant to the Assignment, if any, executed in connection herewith, the Borrower grants to the Administrative Agent a security interest in the Collateral described in such Assignment);

      (2) (i) if the Borrowing requested hereunder is not a Special Borrowing, all Principal Mortgage Documents required under Section 3.2(b) of the Restated Loan Agreement and which relate to the Mortgage Loans identified on Schedule I to the Assignment, if any, executed in connection herewith have been delivered to the Collateral Agent, and
            (ii) if the Borrowing requested hereunder is a Special Borrowing, either (A) all such documents which relate to Schedule II to the Assignment shall be delivered to the Collateral Agent within nine
            (9) Business Days after the earlier of the date the related Assignment is delivered or, if different, the date of origination of the related Special Mortgage Loan, as required under Section 2.3(c) of the Restated Loan Agreement, or (B) the Principal Debt that has been borrowed against such Mortgage Loans shall be repaid in full as and to the extent required under Section 2.3(d) of the Restated Loan Agreement;

      (3) all Mortgage Loans, Principal Mortgage Documents and Other Mortgage Documents in which the Administrative Agent is granted a security interest pursuant to the Assignment, if any, in connection herewith, comply in all material respects with the applicable requirements set forth in the Restated Loan Agreement and the Restated Security Agreement;

      (4) at all times relevant to this Agreement, total Collateral Value attributable to the types or categories of Collateral referred to in the definition of Collateral Value has not, and does not now, exceed the limitations established in such definition;

      (5)   no Default or Event of Default has occurred or is continuing; and

      (6) no change or event which constitutes a Material Adverse Effect as to the Borrower has occurred.

      3. The representations and warranties of the Borrower contained in the Restated Loan Agreement and those contained in each other Transaction Document to which the Borrower is a party are true and correct in all material respects on and as of the date hereof.

      4. All of the conditions applicable to the Requested Borrowing pursuant to
Section 4.2 of the Restated Loan Agreement are and will be satisfied immediately before and after giving effect to the Requested Borrowing.

                                              PULTE FUNDING, INC.,

                                              as the Borrower

Date:___________________                      By:_______________________________

                                                 Name:__________________________

                                                 Title:_________________________

                         SCHEDULE I TO BORROWING REQUEST

Borrowing Date              _________________________

Maturity Date               _________________________

Days in Interest Period     _________________________

Max Facility Amount         _________________________

Existing Funded CP          _________________________

Expiring CP                 _________________________

New Request Total           _________________________

          Expiring CP Rolled_________________________

                      New CP_________________________

                    Atlantic_________________________

                     Jupiter_________________________

Proceeds

          Atlantic Rolled CP_________________________

             Atlantic New CP_________________________

              Total Atlantic_________________________

           Jupiter Rolled CP_________________________

              Jupiter New CP_________________________

               Total Jupiter_________________________

Principal Debt

Availability

                    SCHEDULE II TO FORM OF BORROWING REQUEST

                            SERVICER PERIODIC REPORT
                                     [DATE]

PULTE FUNDING, INC.
Fax No: (303) 741-2946
Attention: Dave Bruining

LASALLE BANK NATIONAL ASSOCIATION
Fax No: (847) 766-3456
Attention: Harry Cichetti

            Re: PULTE FUNDING, INC.

            We refer to the Amended and Restated Loan Agreement, dated as of August 23, 2002, among PULTE FUNDING, INC., as the Borrower (hereinafter, together with its successors and assigns, the "Borrower"), ATLANTIC ASSET SECURITIZATION CORP., as an Issuer (hereinafter, together with its successors and assigns, "Atlantic"), JUPITER SECURITIZATION CORPORATION, as an Issuer (hereinafter, together with its successors and assigns, "Jupiter"), CALYON NEW YORK BRANCH, successor in interest to Credit Lyonnais New York Branch (hereinafter, together with its successors and assigns, "Calyon New York"), as a Bank, the Administrative Agent and a Managing Agent, BANK ONE, NA (MAIN OFFICE CHICAGO) (hereinafter, together with its successors and assigns, "Bank One"), as a Bank and as a Managing Agent, LLOYDS TSB BANK PLC, as a Bank (hereinafter, together with its successors and assigns, "Lloyds"), DANSKE BANK A/S, Cayman Islands Branch, as a Bank (hereinafter, together with its successors and assigns, "Danske") and PULTE MORTGAGE LLC, formerly known as Pulte Mortgage Corporation, as the Servicer (hereinafter, together with its successors and assigns, "PM") (such agreement, as from time to time supplemented, amended, restated or extended, the "Restated Loan Agreement"). Capitalized terms used and not otherwise defined herein have the meanings given thereto in the Restated Loan Agreement.

            Pursuant to Section 3.10 of the Restated Loan Agreement, the Servicer hereby confirms that as of the date hereof the Collateral Value of all Eligible Mortgage Collateral is $_______, the total of the Principal Debt (including Advances requested but not then funded) is $________________, and the Principal Debt does not exceed the Collateral Value.

                                        Very truly yours,

                                        Pulte Mortgage LLC, as Servicer

                                        By:_____________________________________

                                           Name:________________________________

                                           Title:_______________________________

                                      II-2